SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest event reported): September 12, 2000


                          CT COMMUNICATIONS, INC.
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           (Exact name of registrant as specified in its charter)



        North Carolina                     0-19179                56-1837282
--------------------------------   ------------------------   -----------------
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                                Identification
                                                                  Number)



 68 Cabarrus Avenue, East, Concord, North Carolina                 28025
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      (Address of principal executive offices)                   (Zip Code)



    Registrant's telephone number, including area code:   (704) 722-2500
                                                         -----------------





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ITEM 5           OTHER EVENTS

                 On September 12, 2000, CT Communications, Inc. (the "Registrant") announced that BellSouth Corporation's PCS subsidiary has agreed to acquire the 1.96% limited partnership interest Registrant holds in the BellSouth Carolinas PCS Limited Partnership. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.


ITEM 7          FINANCIAL STATEMENTS AND EXHIBITS

                (c)  The following exhibits are filed herewith:

                     Exhibit No.   Description
                     -----------   -----------

                     99.1 News release disseminated on September 12, 2000 by CT Communications, Inc., announcing the proposed sale of the Registrant's 1.96% limited partnership interest in the BellSouth Carolinas PCS Limited Partnership.





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                                 SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           CT COMMUNICATIONS, INC.



                                           By:  /s/ Amy M. Justis
                                              -----------------------------
                                                   Amy M. Justis
                                                   Vice President - Finance

Dated:   September 19, 2000







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                               EXHIBIT INDEX


Exhibit No.                  Description
----------                   --------------
99.1                         News release disseminated on September 12,
                             2000 by CT Communications, Inc., announcing the proposed sale of the Registrant's 1.96% limited partnership interest in the
                             BellSouth Carolinas PCS Limited Partnership.